SUBSEQUENT EVENT	12 Months Ended
Dec. 31, 2019
SUBSEQUENT EVENT
SUBSEQUENT EVENT

21.   SUBSEQUENT EVENT

There has been an outbreak of a novel strain of coronavirus (“COVID-19”) in China, which has resulted in quarantines, travel restrictions, and the temporary closure of businesses and facilities in China starting in early 2020. The outbreak has spread rapidly to many parts of the world, and the World Health Organization declared COVID-19 to be a pandemic in March 2020.

Substantially all of the Group’s operations and employees are based in China. Consequently, the Group’s business and results of operations may be materially and adversely affected due to the potential harmful impact of COVID-19 on the Chinese and global economy in general. Such potential impact in 2020 may include, but is not limited to, a material negative decline to revenues due to weak market demand or reduced customer budgets, slower collection of accounts receivable and additional allowances for doubtful accounts if customers do not have strong cash flows, and significant downward adjustments or impairments to the fair values of the Group’s long-term investments due to significant volatility in global financial markets. Because of the significant uncertainties surrounding the COVID-19 outbreak, the extent and the magnitude of the business disruption and the related financial impact cannot be reasonably estimated at this time. However, the Company expects its net revenues and net income in the first quarter of 2020 to decrease year over year.